UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Pizza Inn, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mark E. Schwarz	Pizza Inn, Inc.
Chairman of the Board	3551 Plano Parkway
Charles R. Morrison	The Colony, TX 75056
Chief Executive Officer	www.pizzainn.com
and President

To our Shareholders:

We are pleased to invite you to the 2008 Annual Meeting of Shareholders of Pizza Inn, Inc. to be held at Pizza Inn’s corporate offices, 3551 Plano Parkway, The Colony, Texas 75056, on Wednesday, December 17, 2008, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone or attend the special meeting and vote in person. On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the annual meeting because this will help to ensure your representation at the annual meeting. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Pizza Inn, Inc.

Sincerely,

Mark E. Schwarz	Charles R. Morrison
Chairman of the Board	Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 17, 2008
QUESTIONS AND ANSWERS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
PROPOSALS TO BE VOTED ON PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
FEES PAID TO INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS

PIZZA INN, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date	10:00 a.m., local time, on Wednesday, December 17, 2008.

Place	The Company’s corporate office at 3551 Plano Parkway, The Colony, TX 75056.

Items of Business	(1) To elect a board of directors to hold office until the next succeeding annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(2) To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2009; and

(3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Company shareholder as of the close of business on October 20, 2008, the record date for the annual meeting. At the close of business on that date, there were 8,744,161 outstanding shares of Common Stock, $.01 par value per share, of the Company. No other class of securities of the Company is entitled to notice of, or to vote at, the annual meeting.

Meeting Admission	You are entitled to attend the annual meeting only if you were a Company shareholder as of the close of business on October 20, 2008 or hold a valid proxy for the annual meeting. You should be prepared to offer proof of identification for admittance. If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the record date prior to admitting you to the meeting. If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 20, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. If you do not provide identification upon request, the Company has the right to refuse you admission to the meeting.

Voting	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided, or, in most cases, by using the telephone or Internet. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers — Voting Information in the accompanying proxy statement and the instructions on the accompanying proxy card.

By order of the Board of Directors,

Nancy A. Ellefson
Vice President of Finance, Principal Accounting Officer
and Secretary

The Colony, Texas
November 3, 2008

This Notice of Annual Meeting and Proxy Statement and form of proxy are being distributed on or about November 3, 2008.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 17, 2008

Pizza Inn, Inc., a Missouri corporation, is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held at the Company’s corporate offices, 3551 Plano Parkway, The Colony, Texas 75056, on Wednesday, December 17, 2008, at 10:00 a.m., local time, and at any postponement or adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company’s shareholders on or about November 3, 2008.

QUESTIONS AND ANSWERS

Proxy Materials

1.	Why am I receiving these materials?

The Board of Directors (the “Board”) of the Company is providing these proxy materials for you in connection with the Company’s annual meeting of shareholders, which is scheduled to take place on Wednesday, December 17, 2008, at 10:00 a.m., local time. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

2.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of directors and certain current and former executive officers and other required information.

3.	How may I obtain the Company’s Form 10-K and other financial information?

A copy of our 2008 Annual Report, which includes our 2008 Form 10-K , is enclosed. Shareholders may request another free copy of our 2008 Annual Report from:

Pizza Inn, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternatively, current and prospective investors can access the 2008 Annual Report on the Investor Relations page of our web site at:

http://www.pizzainn.com

We will also furnish any exhibit to the 2008 Form 10-K as specifically requested.

4.	How may I obtain a separate set of proxy materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2008 Annual Report with 2008 Form 10-K and proxy statement) unless you have provided contrary instructions.

If you hold shares beneficially in “street name” and you wish to receive a separate set of proxy materials in the future, please contact: :

Broadridge Financial Solutions, Inc.
(800) 542-1061

5.	How may I request a single set of proxy materials for my household?

If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.	How may I request an electronic copy of the proxy materials?

You may sign up for future electronic delivery of proxy materials at www.proxyvote.com by using your control number and following the instructions online.

7.	What should I do if I receive more than one set of proxy materials?

Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account. If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card that you receive.

Voting Information

8.	What matters will be acted on at the annual meeting?

The matters scheduled to be acted on are:

(1) To elect a board of directors to hold office until the next succeeding annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(2) To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2009; and

(3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We will also consider any other business that properly comes before the meeting. See question, “What happens if additional matters are presented at the meeting?” below.

9.	How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the scheduled items of business.

10.	What shares can I vote?

Each share of the Company’s common stock issued and outstanding as of the close of business on October 20, 2008, the record date, is entitled to be voted on all items being voted on at the meeting. You may vote all shares you own as of the record date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank. On the record date, we had 8,744,161 shares of common stock issued and outstanding.

11.	How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in “street name” may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.	How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy as described below. If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.

By Mail — Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet — Shareholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. Most shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone — Shareholders of record who live in the United States may submit proxies by following the “Vote by Telephone” instructions on their proxy cards. Most shareholders who hold shares beneficially in “street name” and live in the United States may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

13.	What is the deadline for voting my shares?

If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting. If you hold shares beneficially in “street name” with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.	May I change my vote?

You may change your vote at any time prior to the vote at the meeting. If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company’s corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

15.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.	How are votes counted and what is the voting requirement to approve each of the proposals?

A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting. If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained. Each outstanding share entitled to vote under the provisions of the Company’s Restated Articles of Incorporation will be entitled to one vote on each matter submitted to a vote at the meeting.

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the election of directors, votes withheld do not affect whether a nominee has received sufficient votes to be elected. You may not cumulate your votes. Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee. The election of each nominee as a director requires the affirmative vote of the holders of record of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting at which a quorum is present.

For the other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstenation has the same effect as a vote “AGAINST.” For the purpose of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, and abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum. Shares as to which voting instructions are given as to at least one of the matters to be voted on are deemed to be represented. If the proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

17.	What happens if additional matters are presented at the meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other matter to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason one or more of our nominees is not available as a candidate for director, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.

18.	Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

19.	Who will bear the cost of soliciting votes for the meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reasonable out-of-pocket expenses directly related to such solicitation. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

20.	Where can I find voting results from the annual meeting?

We intend to publish the final voting results from the annual meeting in our quarterly report on Form 10-Q for the second quarter of fiscal 2009.

Stock Ownership Information

21.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most Company shareholders hold their shares directly in their own names rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote in person at the meeting. There is a proxy card enclosed with these materials for your use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares. Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee holding your shares, giving you the right to vote the shares at the meeting.

22.	What happens if I have questions for the Company’s transfer agent?

Please contact the Company’s transfer agent at the phone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
(469) 633-0101

Annual Meeting Information

23.	How can I attend the meeting?

You are entitled to attend the annual meeting only if you were a Company shareholder as of the close of business on October 20, 2008 or hold a valid proxy for the annual meeting. You should be prepared to offer proof of identification for admittance. If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the record date may be verified prior to being admitted to the meeting. If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 20, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. If you do not provide identification upon request, the Company has the right to refuse you admission to the meeting.

24.	How many shares must be present?

The quorum requirements for holding the meeting and transacting business are that a majority of the outstanding shares entitled to vote at the meeting, must be represented in person or by proxy. Shares held by brokers who do not vote (“broker non-votes”) because they do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum. Shares as to which voting instructions are given as to at least one of the matters to be voted are deemed to be represented. If the proxy states how shares will be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

Shareholder Proposals, Director Nominations and Related Bylaw Provisions

25.	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?

If a shareholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s next regularly scheduled annual meeting tentatively scheduled for December 16, 2009, the proposal must be received in proper form at the Company’s principal executive offices prior to July 6, 2009 in order to have that proposal considered to be included in the proxy materials of the Company for such meeting.

If a shareholder wishes to submit a proposal at the 2009 Annual Meeting of Shareholders outside the processes of Rule 14a-8 of the Exchange Act, the shareholder must notify the Company in writing of such proposal prior to September 19, 2009 in order to have that proposal considered at such meeting.

To be in proper form, a shareholder’s notice must include information concerning the proposal or nominee. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal or nomination that does not meet the SEC’s requirements for submitting a proposal or nomination, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company’s 2009 Annual Meeting of Shareholders should be addressed to:

Corporate Secretary
Pizza Inn, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
e-mail: corporate_secretary@pihq.com

26.	How may I nominate or recommend individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. To nominate a director, follow the instructions set forth above in the answer to question number 25, “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?” plus submit a statement by the nominee acknowledging that he or she is willing to serve and, if elected, will owe a fiduciary obligation to the Company and its shareholders.

27.	How may I obtain a copy of the Company’s bylaw provisions regarding shareholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the bylaws. Our bylaws are also available on our website at http://pizzainn.com/investor/bylaws.html. There are no specific provisions in the bylaws regarding shareholder proposals and director nominations. Follow the instructions set forth above in the answer to question number 25, “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?”

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining the Company’s integrity in the marketplace. The Company has adopted a Code of Business Conduct that applies to directors and to all Company employees and a Code of Ethical Conduct for Financial Managers. These codes work in conjunction with the Company’s Articles of Incorporation, Bylaws, and Board committee charters, and together form the framework for governance of the Company. These documents are available at the Company’s website at http://www.pizzainn.com. We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors and executive officers.

The business of the Company is managed under the direction of the Board. Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the annual meeting of shareholders. The Board intends to comply with the corporate governance guidelines set forth by The Nasdaq Stock Market (“Nasdaq”) listing standards and Securities and Exchange Commission (“SEC”) rules in order to assure that the Board will have the necessary practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.

Board Independence and Independence Standards

Each of the Company’s current directors qualifies as “independent” in accordance with published Nasdaq listing requirements. An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board considers all relevant facts and circumstances in assessing each director’s relationship with the Company. Independent directors meet at least twice annually apart from management representatives.

Board Structure and Committee Composition

The Board has seven directors and four standing committees: (1) Executive Committe, (2) Audit Committee, (3) Compensation Committee, and (4) Nominating and Governance Committee. Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available to security holders on the Company’s website at http://www.pizzainn.com. Below is a description of the functions performed by each committee. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable laws and regulations regarding “independence” when applicable and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Executive Committee.  The Executive Committee considers issues as directed by the Chairman of the Board. It also may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as otherwise limited by Missouri law.

Audit Committee.  The responsibilities of the Audit Committee include reviewing (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company’s auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee. In performing its duties, the committee seeks to maintain an effective working relationship with the Board, the independent accountant and management of the Company. The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter. The Charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines, and evolving practices.

The report of the Audit Committee is included in this proxy statement.

Compensation Committee.  The primary responsibilities of the Compensation Committee are to (a) review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company, (b) review executive bonus plan allocations, (c) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, (d) oversee the Company’s administration of its equity-based compensation and other benefit plans, and (e) approve grants of stock options to officers and employees of the Company under its stock plans. The Board determines whether the Compensation Committee will make determinations as a committee or will make recommendations to the Board. In fiscal 2008, the Compensation Committee determined the compensation of the Company’s executive officers and delegated compensation determinations for other employees to Charles R. Morrison, the Company’s President and CEO. It is the Company’s practice to have the CEO make recommendations to the Compensation Committee with regard to compensation for its non-executive employees. The specific duties and functions of the Compensation Committee are set forth in its charter. This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are to (a) recommend the slate of director nominees for election to the Board, (b) identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and (c) review, evaluate and recommend changes to the Company’s corporate governance practices. The Nominating and Governance Committee’s role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments. The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.

Review and Evaluation of Director Qualifications

From time to time the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board. This assessment includes issues of diversity in numerous factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement. These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point. As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.

Identifying and Evaluating Candidates for Directors

Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In the event that vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders. In 2008, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates.

Shareholder Recommendations and Nominations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under “Review and Evaluation of Director Qualifications.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Pizza Inn, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@pihq.com

Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees. The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates. For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Questions and Answers — Shareholder Proposals, Director Nominations and Related Bylaw Provisions — How may I recommend or nominate individuals to serve as directors?” The Company has not received any shareholder director nominations for the 2008 annual meeting.

Board and Committee Meetings

The Board met four times during the last fiscal year. The Company encourages all directors to attend each annual meeting of the shareholders, but has no formal policy requiring attendance. All current directors attended the prior year’s annual shareholders meeting and 75% or more of the Board meetings and meetings of the committees on which they served. Below is a table that provides current membership and fiscal year 2008 meeting information for each of the Board committees:

Nominating &
Name	Executive		Audit		Compensation		Governance

Mark E. Schwarz	X	*
Jmaes K. Zielke							X
Robert B. Page	X		X
Ramon D. Phillips	X		X	*	X	*
W.C. Hammett, Jr.			X				X
Steven M. Johnson					X
Clinton J. Coleman					X		X	*
Number of Meetings in Fiscal 2008	3		5		4		1

*	Committee Chairman

Communications from Shareholders to the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them in care of:

Corporate Secretary
Pizza Inn, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail: corporate_secretary@pihq.com

This centralized process assists the Board in reviewing and responding appropriately to shareholder communications. The names of specific intended Board members should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients. However, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and in his discretion not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation

The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000. The non employee directors additionally receive a fee of $1,000 for each Board meeting attended and a fee of $250 for each Committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.

In addition to annual and meeting fees, each non-employee director is eligible to receive stock option awards under the 2005 Non-Employee Directors Stock Option Award Plan (the “2005 Directors Plan”). Under the 2005 Directors Plan, eligible directors are entitled to receive, as of the first day of the Company’s fiscal year, options for Common Stock equal to twice the number of shares of Common Stock purchased during the preceding fiscal year or purchased by exercise of previously granted options during the first ten days of the current fiscal year. On the first day of the first year immediately following the day on which a non-employee director became eligible to participate in the 2005 Directors Plan, that director receives options to acquire two shares of Common Stock for each share of Common Stock owned by such director on the first day of the fiscal year. Stock options granted under the 2005 Directors Plan have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and will expire to the extent unexercised after ten years. Each eligible director is entitled to options for no more than 40,000 shares per fiscal year under the terms of the 2005 Directors Plan.

The following table summarizes compensation earned by each of our non-employee directors who served in such capacity during fiscal 2008.

	Fees	Option
	Earned	Awards	Total
Name	($)	($)(1)	($)

Mark E. Schwarz(2)	$29,000	—	$29,000
James K. Zielke(2)	$23,250	$18,028	$41,278
Ramon D. Phillips(2)	$25,500	—	$25,500
Steven M. Johnson(2)	$24,000	$18,028	$42,028
Robert B. Page(2)	$23,000	—	$23,000
W.C. Hammett, Jr.(2)	$12,250	—	$12,250
Clinton J. Coleman	$20,026	—	$20,026
Steven J. Pully(3)	$18,250	—	$18,250

(1)	Reflects dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on From 10-K for the fiscal year ended June 29, 2008.

(2)	In fiscal 2008, 20,000 stock options were granted under the 2005 Directors Plan to each of Steven M. Johnson and James K. Zeilke. As of June 29, 2008, Messrs. Coleman, Hammett, Page and Phillips held no unexercised stock options and Messrs. Schwarz, Zielke and Johnson held unexercised stock options for 30,000, 20,000 and 20,000 shares, respectively.

(3)	Steven J. Pulley was a director until December 2007.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s Restated Articles of Incorporation and Amended and Restated Bylaws provide that each director serves a one-year term, with all directors subject to annual election. The Board has nominated seven incumbent directors for election at the meeting. If elected, each director nominee will hold office until the next annual meeting, or until his successor has been elected and qualified. Each nominee has expressed his intention to serve the entire term for which election is sought. The Board believes that all the nominees will be available to serve as directors. If any nominee is unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later. The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.

The Board of Directors recommends a vote “FOR” each of the nominee directors.

The following is biographical information for the nominee directors.

Steven M. Johnson, 49, is Chief Executive Officer of F&H Acquisition Corp. which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts. From 1992 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group. From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants. From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee. Previously, he was employed by the accounting firm of Ernst & Young. Mr. Johnson is a certified public accountant Mr. Johnson was appointed a director in December 2006.

James K. Zielke, 44, is President and Chief Financial Officer of F&H Acquisition Corp. which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts. From 1997 to 2006, Mr. Zielke served as Chief Financial Officer, Treasurer and Secretary of Fox & Hound Restaurant Group. Prior to his employment with Fox & Hound, Mr. Zielke served as Senior Director-Tax for PepsiCo Restaurant Services Group, Inc. From 1993 through 1997, Mr. Zielke was employed by Pizza Hut, Inc., most recently as Director-Tax from 1995 through 1997. Previously, he was employed by the accounting firm of Ernst & Young. Mr. Zielke is a certified public accountant. Mr. Zielke was appointed a director in December 2006.

Robert B. Page, 49, is self-employed. He is a former franchisee of Shoney’s, Inc., a family dining restaurant chain. From November 2000 until September 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants. From 1993 through 2000 he worked for Romacorp, Inc., which owned Tony Roma’s, a chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. Mr. Page was elected a director of the Company in February 2004, and was appointed as the Company’s Acting Chief Executive Officer in January 2005, a position he held until March 2005.

Ramon D. Phillips, 75, is retired. He is the former Chairman of the Board, President, and Chief Executive Officer of Hallmark Financial Services, Inc., a financial services company. He served as Chairman, President, and Chief Executive Officer of Hallmark from 1989 through 2000, and as Chairman through August 2001. Prior to Hallmark, Mr. Phillips had over fifteen years experience in the franchise restaurant industry, serving as Controller for Kentucky Fried Chicken, Inc. (1969-1974) and as Executive Vice President and Chief Financial Officer for Pizza Inn, Inc. (1974-1989). He was a director of the Company from 1980 through 1989 and was again elected a director of the Company in 1990 and served through 2002. He served as an advisory director in 2002 and was re-elected as a director in February 2004.

Mark E. Schwarz, 48, is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993. Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P. (see “Security Ownership of Cetain Beneficial Owners, Directors and Executive Officers”.) Mr. Schwarz was appointed a director in December 2002 and was named Chairman of the Board of the Company in February 2004. Mr. Schwarz is also Chairman of the Board of Hallmark Financial Services, Inc., Bell Industries, Inc. and New Century Equity Holdings Corp., and a director of Mediquist, Inc, Nashua Corporation, and S L Industries, Inc.

Clinton J. Coleman, 31, is Vice President of Newcastle Capital Management, L.P., a private investment firm that is the general partner of Newcastle Partners, L.P. (see“Security Ownership of Cetain Beneficial Owners, Directors and Executive Officers”.) Mr. Coleman is also presently the Interim Chief Executive Officer of Bell Industries, Inc., a position he has held since July 2007. Mr. Coleman recently served as Interim Chief Financial Officer of Pizza Inn, Inc. between July 2006 and January 2007. Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from October 2003 to June 2005. From March 2002 to October 2003 he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS. In addition, Mr. Coleman presently serves as a director on the boards of Bell Industries, Inc. and Fox & Hound Restaurant Group. Mr. Coleman was appointed director in August 2007.

W.C. Hammett, Jr., 62, is retired. He was the Chief Financial Officer & Executive Vice President of Pegasus Solutions, Inc., the leading provider of reservation and distribution technology, and financial and marketing services in the hospitality industry, from 2006 through 2008. Mr. Hammett was the Chief Financial Officer & Senior Vice President for Dave & Buster’s, Inc., operator of restaurant/entertainment complexes, from 2001 though 2006. He also served on the Board of Directors for Carreker Corporation from 2006 to 2007. From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry. From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc. Previously, he was employed by PriceWaterhouseCoopers. Mr. Hammett was appointed a director in December 2007.

There are no family relationships among any of our directors or executive officers. Company stock ownership for each of these individuals is shown under the heading “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” and is based upon information furnished by the respective individuals.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected BDO Seidman, LLP, independend registered public accounting firm, as the independent auditors of the Company for fiscal year 2009. BDO Seidman, LLP has been the Company’s independent registered public accounting firm since fiscal year 2004. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. Shareholder ratification of the appointment is not required by our bylaws or by any other applicable law. In the event that this selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the annual meeting, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of BDO Seidman, LLP is expected to be present at the annual meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The Board of Directors recommends a vote “FOR” the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2009.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers:

			Executive
			Officer
Name	Age	Position	Since

Charles R. Morrison	40	President and Chief Executive Officer	January 2007
Nancy A. Ellefson	51	Vice President of Finance, Principal Accounting Officer and Secretary	June 2008
Robert Jason Daniel	38	Vice President of Operations	December 2007

Charles R. Morrison was appointed President and Chief Executive Officer in December 2007. He was appointed Chief Financial Officer in January 2007 and later appointed Interim President and Chief Executive Officer in August 2007. Prior to joining the Company, Mr. Morrison was with Metromedia Restaurant Group from 2004 through 2006, serving as President for Steak and Ale and The Tavern Restaurants and also previously serving as Chief Financial Officer for Steak and Ale and Ponderosa Restaurants, which were each divisions of Metromedia. Prior to that, he was Vice President of Finance for Kinko’s, Inc.

Nancy A. Ellefson was appointed Vice President of Finance and Principal Accounting Officer in June 2008. From December 2005 until joining Pizza Inn, Ms. Ellefson provided financial consulting services to the restaurant management and services companies of Preferred Restaurant Services and Apex Restaurant Group. From 2000 to 2005, she was with Furr’s Restaurant Group, Inc., owner of Furr’s Family Dining restaurants, serving as Controller and Vice President of Finance. During 2004 and 2005, Ms. Ellefson was Controller for Toscorp, Inc., owner of high end Italian restaurants , and prior to that held, controller and finance positions in various unrelated industries. Ms. Ellefson is a certified public accountant.

Robert Jason Daniel was appointed Director of Operations in October 2007 and appointed Vice President of Operations in December 2007. Prior to joining Pizza Inn, Mr. Daniel was Director of Operations for “The Tavern” Restaurants with Metromedia Restaurant Group from August 2001 to September 2007.

SUMMARY COMPENSATION TABLE

The following table summarizes the overall compensation earned during the fiscal years ending June 29, 2008 and June 24, 2007 by all current and certain former executive officers of the Company:

					All Other
				Option	Compensation
Name and Principal				Awards ($)	($)	Total
Position(s)	Fiscal Year	Salary ($)	Bonus ($)	(1)	(2)	($)

Current Officers
Charles R. Morrison	2008	$263,149	$84,938	$10,330	—	$358,417
(President and CEO)	2007	$99,038	$40,000	—	—	$139,038
Nancy A. Ellefson	2008	$2,692	—	—	—	$2,692
(Vice President of Finance, Principal Accounting Officer and Secretary)(3)
Robert Jason Daniel	2008	$88,273	$30,393	$665	—	$119,331
(Vice President of Operations)
Former Officers
Timothy P. Taft	2008	$46,149	—	—	$265,389	$311,538
(former President and CEO)	2007	$229,852	$188,000	—	—	$417,852
Ward T. Olgreen	2008	$163,686	$41,775	$1,640	$3,174	$210,275
(former Senior Vice President	2007	$154,929	$18,150	—	—	$173,079
of World Wide Franchising)
Danny K. Meisenheimer	2008	$148,507	$35,766	$1,640	$2,970	$188,883
(former Vice President of	2007	$138,825	$17,298	—	—	$156,123
Brand Management)

(1)	Reflects dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2008.

(2)	Represents severance payments for Mr. Taft and 401K employer match for Messrs. Olgreen and Meisenheimer..

(3)	Ms. Ellefson was appointed Vice President and Principal Accounting Officer on June 23, 2008.

EMPLOYMENT AGREEMENTS

Current Officers

Charles R. Morrison entered into an employment letter with the Company on January 31, 2007, in connection with his appointment as Chief Financial Officer. Mr. Morrison’s employment letter originally provided for an annual base salary of at least $250,000, a bonus of $40,000 due on June 24, 2007, and an annual bonus based on criteria established annually by the Compensation Committee. Upon his appointment as President and Chief Executive Officer in December 2007, Mr. Morrison’s compensation structure was revised to provide a base salary of at least $275,000 annually and bonus potential of up to 50% of his base salary. In the event that Mr. Morrison is terminated other than for “cause” (as defined in his employment letter), he is entitled to severance benefits equal to three months of annual base salary and continuation of health benefits for three months.

There are no employment agreements with any other current executive officers. The other current executive officers are not covered under a general severance plan and any severance benefits payable to them would be determined by the Compensation Committee in its discretion.

Former Officers

Timothy P. Taft, our former President and CEO, entered into an employment agreement with the Company on March 31, 2005, which Mr. Taft agreed to amend effective November 30, 2006. His employment agreement was for a term that extended through June 30, 2007. It provided Mr. Taft with a total salary in the first 12 months of $1.00 plus any bonus determined by the Board. During the six-month period between April 2006 and September 2006, Mr. Taft agreed to be paid a total salary of approximately $12,000. Pursuant to his employment agreement, Mr. Taft began receiving a salary of $300,000 per year in October 2006. In June 2007, Mr. Taft was eligible for a total bonus potential of $338,000, of which $138,000 was guaranteed. His employment agreement also provided for a grant of 500,000 non-qualified stock options on March 31, 2005, with 50,000 of such options vesting immediately and the remainder vesting over three years. On August 15, 2007, Mr. Taft submitted his resignation to the Company. In connection with Mr. Taft’s resignation, the Company agreed to pay Mr. Taft severance of $300,000, representing one year of salary, payable in twelve equal monthly installments.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards at June 29, 2008 for all current and certain former executive officers.

	Option Awards
	Number	Number of
	of Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable(1)	($)	Date

Current Officers
Charles R. Morrison	—	50,000	$2.91	12/20/2017
(President and CEO)		100,000	$2.23	9/25/2017
Nancy A. Ellefson	—	—	—	—
(Vice President of Finance and Principal Accounting Officer)
Robert Jason Daniel,	—	10,000	$2.31	9/16/2017
Vice President of Operations
Former Officers
Ward T. Olgreen	—	22,500	$2.23	9/25/2017
(former Senior Vice President of World Wide Franchising)
Danny K. Meisenheimer	—	22,500	$2.23	9/25/2017
(former Vice President of Management)
Timothy P. Taft	—	—	—	—
(former President and CEO)

(1)	Options are vested at the following rate: 10% at the end of yoar one, 30% at the end of year two, 60% at the end of year three and%100 a the end of year four.

FEES PAID TO INDEPENDENT AUDITORS

The following table shows the fees the Company paid or accrued for audit and other services provided by BDO Seidman, LLP in fiscal 2007 and 2008.

	BDO Seidman
	2007	2008

Audit Fees	$175,434	$179,120
Audit Related Fees	25,000	44,085
All Other Fees	17,833	—

Total	$218,267	$223,205

Audit Fees.  This category represents aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 24, 2007 and June 29, 2008, respectively, and the reviews of the financial statements included in the Company’s Forms 10-Q for those years.

Audit-Related Fees.  These fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefits plans, review of the Company’s 2008 Uniform Franchise Offering Circular and providing consent to include audited financial statements therein, and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions.

All Other Fees.  These fees consist of amounts billed by BDO Seidman, LLP for work related to the 2007 proxy review, stock compensation and deferred tax asset valuation allowance consultation.

In considering and authorizing these payments to the independent auditors for services unrelated to performance of the audit of the Company’s financial statements, the Audit Committee has determined that such services undertaken by the independent auditors are not inconsistent with the independent auditor’s performance of the audit and financial statement review functions and are compatible with maintaining the independent auditor’s independence.

Policy of the Audit Committee for Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditor. In accordance with Audit Committee policy, all services to be provided by BDO Seidman, LLP are pre-approved by the Audit Committee. Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. In fiscal 2008, all audit services and non-audit services performed by BDO Seidman, LLP were pre-authorized by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three independent directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Phillips, is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose upon Mr. Phillips any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board. For an overview of Mr. Phillips’ relevant experience, see the section entitled “Continuing Directors” above.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended June 29, 2008. It also discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended by Statement on Auditing Standards No. 90. In addition, BDO Seidman, LLP provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Committee discussed with BDO Seidman, LLP that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, BDO Seidman, LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with BDO Seidman, LLP concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 29, 2008 be included in the Company’s 2008 Annual Report on Form 10-K for filing with the SEC.

Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee

Ramon D. Phillips, Chairman
Robert B. Page
W.C. Hammett, Jr.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information, as of October 20, 2008, concerning beneficial ownership by:

•	Holders of more than 5% of the Company’s Common Stock;

•	Company directors and each of the current and former executive officers set forth in the “Summary Compensation Table” set forth above; and

•	Current Company directors and executive officers as a group (seven directors and three executive officers).

The information provided in the table is based upon the Company’s records, information filed with the SEC and information provided to the Company, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire within 60 days after the record date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

	Shares
Name of	Beneficially	Percent
Beneficial Owner	Owned	of Class

Beneficial owners of more than 5%
Newcastle Partners, L.P.(a)	4,760,550	54.4%
Newcastle Capital Management, L.P.
Newcastle Capital Group, L.L.C.
300 Crescent Court, Ste. 1110
Dallas, TX 75201
Current directors and named executive officers
Mark E. Schwarz(a)(c)	4,842,993	55.4%
Robert B. Page	—	—
Steven M. Johnson(c)	40,000		*
Ramon D. Phillips(b)	11,590		*
W.C. Hammett, Jr.	5,000		*
James K. Zeilke(c)	40,000		*
Clinton J. Coleman	20,000		*
Ward T. Olgreen	48,506		*
Danny K. Meisenheimer	7,228		*
Charles R. Morrison	9,000		*
Robert Jason Daniels	—	—
Nancy A. Ellefson	—	—

All current directors, nominees and executive officers as a group	5,024,317	57.5%

*	Represents holdings of less than one percent.

(a) Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P., Newcastle Capital Group, L.L.C. is the general partner of Newcastle Capital Management, L.P., and Mark E. Schwarz is the managing member of Newcastle Capital Group, L.L.C. Accordingly, each of Newcastle Capital Management, L.P., Newcastle Capital Group, L.L.C. and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock beneficially owned by Newcastle Partners, L.P. In addition, Newcastle Partners, L.P., Newcastle Capital Management, L.P., Newcastle Capital Group, L.L.C. and Mr. Schwarz are members of a Section 13d reporting group and may be deemed to beneficially own shares of Common Stock owned by the other members of the group. Newcastle Partners, L.P. and Mr. Schwarz also directly own shares of Common Stock. Mr. Schwarz directly owns 52,443 shares of Common Stock, including options to acquire 30,000 shares of Common Stock exercisable within 60 days of October 20, 2008.

(b) Mr. Phillips shares voting and investment power for 5,333 shares with the other shareholders of Wholesale Software International, Inc.

(c) Includes vested options and options vesting as of December 19, 2008 (60 days after October 20, 2008) under the Company’s stock option plans as follows: 30,000 shares for Mr. Schwarz, 20,000 shares for Mr. Johnson and 20,000 shares for Mr. Zeilke.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and the persons who own more than ten percent of the Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and to furnish the Company with copies of such reports. The Company believes that, during the preceding fiscal year, all of the Company’s executive officers, directors and holders of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act, except as follows: (a) Charles R. Morrison, Ward T. Olgreen, Danny K. Meisenhiemer and Darrell G. Smith were each late filing one Form 4 reporting the grant of stock options; (b) Nancy A. Ellefson was late filing Form 3; and (c) W. C. Hammett, Jr. was late filing one Form 4 reporting a single purchase of shares. In making these statements, the Company has relied upon examination of its records, copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the representations of its directors, executive officers and 10% shareholders.

MISCELLANEOUS

A copy of our 2008 Annual Report, which includes our 2008 Form 10-K is enclosed. Shareholders may request another free copy of our 2008 Annual Report from:

Pizza Inn, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternative, current and prospective investors can access the 2008 Annual Report on the Investor Relations page of our web site at:

http://www.pizzainn.com

We will also furnish any exhibit to the 2008 Form 10-K as specifically requested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 3, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PIZZA INN, INC.
3551 PLANO PARKWAY
THE COLONY, TX 75056
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	PIZAI1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PIZZA INN, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote FOR Item 1 and Item 2.		☐	☐	☐

Vote on Directors
1.	ELECTION OF DIRECTORS
Nominees:
01) Steven M. Johnson, 02) James K. Zielke, Jr., 03) Robert B. Page, 04) Ramon D. Phillips, 05) Mark E. Schwarz, 06) Clinton J. Coleman, 07) W.C. Hammett, Jr. (or any substitute nominee or substitute nominees, if any of the foregoing persons is unable to serve or for good cause will not serve)

		For	Against	Abstain
Vote on Proposal

2.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS	☐	☐	☐

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Item 1 and Item 2.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

↑          FOLD AND DETACH HERE          ↑

PROXY
(1) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PIZZA INN, INC.
3551 Plano Parkway
The Colony, Texas 75056
Annual Meeting of Shareholders on December 17, 2008

          The undersigned, revoking all proxies heretofore given, hereby appoints Robert Jason Daniel and Nancy Ellefson, or either of them, as proxies of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Pizza Inn, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Dallas time, on Wednesday, December 17, 2008, at the Company’s corporate offices, 3551 Plano Parkway, The Colony, Texas 75056, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.